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                                    FORM 8-K


                     U.S. SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 1998


                         Advanced Materials Group, Inc.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)

          0-16401                                     33-0215295
(Commission File Number)                (I.R.S. Employer Identification No.)


          20211 South Susana Road, Rancho Dominguez, California  90221
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (310) 537-5444

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ITEM 5.     OTHER MATTERS

     On February 25, 1998 the Registrant filed a Form 8-K which stated that pursuant to the terms of a settlement dated July 26, 1995, in a class action suit in United States District Court, captioned IN RE WILSHIRE TECHNOLOGIES SECURITIES LITIGATION, Michael W. Crow agreed to transfer 800,000 shares of the Registrant's common stock which he then owned to the various plaintiffs in the class action, who were shareholders of Wilshire Technologies, Inc.

     On July 20, 1998 the Registrant's transfer agent received instructions to deliver such shares to plaintiffs. Upon receipt of those instructions the Registrant's transfer agent duly issued shares to plaintiffs without a restrictive legend.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 24, 1998                   ADVANCED MATERIALS GROUP, INC.

                                       By: /s/ Steve F. Scott
                                          ----------------------------------
                                       President and Chief Executive Officer